SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        August 7, 1996
                                                  ------------------------------

                               SPARTA PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-23076            56-1755527
 (State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)            File Number)        Identification No.)


111 Rock Rd.                      Horsham,    PA                        19044
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (215) 442-1700
                                                    ----------------------------

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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events

          On August 7, 1996, Sparta Pharmaceuticals, Inc. issued a press release filed as Exhibit 99.6 hereto announcing the initiation of a second Phase I/pharmacokinetic trial with a new oral formulation of asulacrine, a potential anticancer agent to which Sparta has an option; and closings related to an ongoing private placement of equity securities.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.


    (a)   Financial Statements of Sparta Pharmaceuticals, Inc.
          -----------------------------------------------------

          Not applicable.

    (b)   Pro Forma Financial Information
          -------------------------------

          Not applicable

    (c)   Exhibits
          --------

              99.6   --   Press Release, dated as of August 7, 1996,
                          announcing the initiation of a second Phase
                          I/pharmacokinetic trial with a new oral
                          formulation of asulacrine, and closings related to an ongoing private placement of equity securities.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Sparta Pharmaceuticals, Inc.


August 30, 1996                          By:   /s/ Jerry B.  Hook
- ------------------                             -------------------------------
     Date Jerry B. Hook, Ph.D. President, Chief Executive Officer & Director (principal executive officer)

                                  EXHIBIT INDEX

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Exhibit
Number                                  Description                         Page
- ------                                 ------------                         ----

99.6       --  Press Release,  dated as of August 7, 1996, announcing the     5
           initiation of a second Phase I/pharmacokinetic trial with a new oral formulation of asulacrine, and closings related to an ongoing private placement of equity securities.